Exhibit 25-d


                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
             SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

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                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


                New York                                     13-5160382
     ----------------------------                         -------------------
       (State of incorporation                             (I.R.S. employer
     if not a U.S. national bank)                         identification no.)


     48 Wall Street, New York, N.Y.                             10286
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(Address of principal executive offices)                      (Zip code)


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                             MSDW CAPITAL TRUST I
             (Exact name of obligor as specified in its charter)


              DELAWARE                                     To Be Applied For
    -------------------------------                       -------------------
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                        identification no.)


            1585 Broadway
          New York, New York                                     10036
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(Address of principal executive offices)                       (Zip code)

                            ______________________

                              Capital Securities
                     (Title of the indenture securities)


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1.   GENERAL INFORMATION.    FURNISH  THE FOLLOWING  INFORMATION  AS  TO  THE
TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.   10006,  and Albany,  N.Y.
                                             12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York, N.Y.
                                             10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005


     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A copy of the existing By-laws of the Trustee.   (Exhibit 4 to Form
          T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





                                  SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of February, 1998.


                                        THE BANK OF NEW YORK



                                        By:    /s/ LUCILLE FIRRINCIELI
                                            ------------------------------
                                            Name:  LUCILLE FIRRINCIELI
                                            Title: VICE PRESIDENT